Eos Petro, Inc.

VIA E-MAIL

Entrex, Inc.

233 South Wacker Drive

Suite 300

Chicago, IL 60606

Attn: Mr. Stephen H. Watkins, Chairman and Chief Executive Officer

E-mail: swatkins@entrex.net

March 1, 2013

MUTUAL AGREEMENT TO TERMINATE

TIGRCUB® LICENSE AND SERVICING AGREEMENT

Ladies and Gentlemen:

We refer you to the TIGRcub® License and Servicing Agreement between Eos Petro, Inc. (the “Company”) and you dated March 1, 2012 (the “Agreement”). This letter serves to evidence that you and the Company have mutually agreed to terminate the Agreement, effective March 1, 2013, except for those terms of the Agreement that expressly survive termination of the Agreement in accordance with the terms thereof. Please acknowledge your acceptance of this letter and your agreement with the foregoing by signing where indicated below and returning a signed copy of this letter to the Company. We wish you the best in your future endeavors.

Sincerely,

“COMPANY”
Eos Petro, Inc.

By:	/s/ Nikolas Konstant
Name:	Nikolas Konstant
Title:	Chairman

Acknowledged and Accepted on

March 4, 2013

By:	/s/ Stephen H. Watkins
Name:	Stephen H. Watkins
Title:	CEO